Exhibit 99.1

UPWORK ANNOUNCES LEADERSHIP TRANSITION

President & CEO Stephane Kasriel to Step Down at Year End;

Board Appoints Chief Marketing & Product Officer Hayden Brown as President & CEO

Company Reaffirms Fourth Quarter 2019 and Full Year 2019 Outlook

SANTA CLARA, Calif. – December 9 2019 – Upwork Inc. (Nasdaq: UPWK), the largest online talent solution, as measured by gross services volume, today announced the initiation of a leadership transition. Stephane Kasriel, President & Chief Executive Officer, has informed the Board of his decision to step down at year end 2019, and the Board has appointed Hayden Brown, current Chief Marketing & Product Officer, to succeed Kasriel as President & CEO, effective January 1, 2020. Kasriel will remain involved with Upwork as an advisor to the company, and will continue to serve on the Board of Directors through the company’s 2020 annual meeting of stockholders. Brown will also join the company’s Board of Directors.

Thomas Layton, Chairman of the Upwork Board of Directors, stated, “On behalf of the Board, we thank Stephane for his tremendous contributions – overseeing Upwork’s success in furthering the future of work, taking the company public and creating value for investors, team members and customers over more than seven years in a senior leadership capacity, including the last four years as President & CEO. We are grateful for his continued service to Upwork during this transition as it embarks on its next phase of growth.” Layton added, “Hayden was the unanimous choice of the Board to become the next President & CEO. Her deep understanding of Upwork and proven leadership in product, design and marketing have demonstrated that she is the right choice. We look forward to supporting Hayden as Upwork executes on the opportunity to gain more market share, particularly upmarket with large enterprise customer accounts, and achieve our ambitious long-term goals with profitable growth.”

Brown said, “It is a privilege to be asked to lead Upwork and a team for which I have great admiration. I am very enthusiastic about the company’s future, and share a deep passion for the transformational impact Upwork has through our mission of creating economic opportunities so people have better lives. I look forward to continuing my work with the Board and management to drive Upwork’s strategic initiatives and deliver on its goals for the benefit of all our stakeholders.”

Kasriel said, “I look forward to seeing Upwork build on its current momentum as Hayden executes upon our vision. Having worked with Hayden for more than seven years together setting the company’s strategy leading up to today, it has been very clear to me and the entire Board as part of its executive succession planning that Hayden is absolutely the right leader for Upwork.” Kasriel added, “I am proud of all we’ve accomplished as Upwork transforms work and creates better ways for businesses to access the quality talent they need. Over 30% of the Fortune 500 use Upwork. Powered by a common sense of purpose in a mission-driven company, it has been an honor and highlight of my career to lead Upwork as it bridges skills gaps caused by traditional time and place-oriented hiring methods that no longer make sense. I look forward to continuing my work with the talented Upwork team as an advisor and Board member, ensuring a smooth transition.”

Brown most recently led Upwork’s product, design and marketing teams, developing and marketing a platform that enables talented professionals and businesses to seamlessly find each other and work successfully together on projects large and small. Prior to joining Upwork, she was the head of corporate development at LivePerson and previously held several strategy and M&A roles at Microsoft. She started her career in the strategy group at McKinsey & Company. Brown holds an A.B. in Politics from Princeton University.

Jessica Tiwari, most recently VP of Product, will become SVP of Product and Design. Tiwari has been with Upwork since 2012 and holds a BA from Oberlin College and an MBA from Haas Berkeley. Lars Asbjornsen, SVP of Marketing, will take on the additional marketing responsibilities which Brown had been driving in her prior role.

Upwork today also reaffirmed its fourth quarter 2019 and full year 2019 guidance previously disclosed in connection with the announcement of Upwork’s third quarter 2019 financial results on November 6, 2019.

Safe Harbor Statement

This press release includes forward-looking statements, which are statements other than statements of historical facts, and statements in the future tense. These statements include, but are not limited to, statements regarding the future performance of Upwork and its market opportunity, including expected financial results for the fourth quarter of 2019 and full year 2019. Forward-looking statements are based upon various estimates and assumptions, as well as information known to Upwork as of the date of this press release, and are subject to risks and uncertainties. Accordingly, actual results could differ materially or such uncertainties could cause adverse effects on our results, including: our ability to attract and retain employees and leaders in a competitive market for talent; our ability to attract and retain a community of freelancers and clients; our limited operating history under our current platform and pricing model; our focus on the long-term and our investments in sustainable, profitable growth; the possibility that the market for freelancers and the services they offer will develop more slowly than we expect; our ability to develop and release new products and services, and develop and release successful enhancements, features, and modifications to our existing products and services; the success of our investments in our enterprise sales organization and our related marketing efforts, and expectations for the ability for enterprise sales to drive incremental revenue growth in 2019; changes in the amount and mix of services facilitated through our platform in a period; our ability to generate revenue from our marketplace offerings and the effects of fluctuations in our level of client spend retention; changes in our level of investment in sales and marketing, R&D, and G&A expenses, and our hiring plans for sales personnel; the impact of new and existing laws and regulations; competition; our ability to develop, maintain, and enhance our brand and reputation cost-effectively; challenges to contractor classification or employment status of freelancers on our platform; the market for information technology; future changes to our pricing model; payment and fraud risks; security breaches; our ability to sell to mid-market and enterprise clients; privacy; litigation and related costs; and other general market, political, economic, and business conditions. Actual results could differ materially from those predicted or implied, and reported results should not be considered as an indication of future performance. Additional risks and uncertainties that could affect our financial results are included under the caption “Risk Factors” in our Quarterly Report on Form 10-Q filed with the SEC on November 6, 2019 and our other SEC filings, which are available on the Investor Relations page of our website at investors.upwork.com and on the SEC website at www.sec.gov. All forward-looking statements contained herein are based on information available to us as of the date hereof, and we do not assume any obligation to update these statements as a result of new information or future events. Undue reliance should not be placed on the forward-looking statements in this press release. These statements are based on information available to Upwork on the date hereof, and Upwork assumes no obligation to update such statements.

About Upwork

Upwork is the leading online talent solution transforming professional staffing. We empower businesses with more flexible access to quality talent, on demand. Through Upwork’s matching technology and services, companies have access to a global pool of proven professionals so they can scale their teams dynamically to meet business needs. Upwork also provides skilled professionals access to more opportunities.

Upwork’s mission is to create economic opportunities so people have better lives. The community of independent professionals working via Upwork spans many categories including software development, creative & design, finance & accounting, consulting, operations and customer support—over 8,000 skills are represented.

More than thirty percent of the Fortune 500 use Upwork. Clients include Airbnb, Automattic, BISSELL, GE, and Microsoft.

Upwork is headquartered in Santa Clara, Calif., with offices in Chicago, San Francisco and Oslo, Norway as well as team members in more than 800 cities worldwide. For more information, visit Upwork’s website at www.upwork.com.

Contacts

Palmira Gerlach

Investor Relations

Investor@upwork.com

Shoshana Deutschkron

Media Relations

Press@upwork.com